ITEM 5.02 Departure of Directors

Effective May 22, 2006 Mr. Yang Wu and Mr. Pei Ru Wu have resigned as directors of the company. The resignations leave Mr. Harvey Lalach as the sole director and officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Kelowna, British Columbia, this 30th day of May,
2006.

Thrifty Printing Inc.

By:/s/ Harvey Lalach
Name:  Harvey Lalach
Title:    President